Subsequent Events	12 Months Ended
Nov. 30, 2013
Subsequent Events
Subsequent Events

16.                               Subsequent Events

The Company announced on December 23, 2013 that it had entered into a definitive agreement to be acquired by Seagate Technology plc under which Seagate would acquire all outstanding shares of Xyratex Ltd in an all-cash transaction valued at $13.25 per share, or a total of approximately $376 million (the “Merger”). On March 31, 2014, the Merger was consummated and Seagate Technology International, an indirect subsidiary of Seagate Technology plc, is now the sole shareholder of Xyratex Ltd. No adjustments are required to be made in these financial statements for the effects on the business of this transaction.